                                                     EXHIBIT A

---------------------------------------------- ------------------- --------------------- ---------------------------
NAME OF FUND                                       EXPENSE CAP        EFFECTIVE DATE          EXPENSE CAP TERM
                                                 (OF AVERAGE NET
                                                     ASSETS)
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Consumer Discretionary AlphaDEX(R)        0.70%          October 12, 2010         November 30, 2019
Fund
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Consumer Staples AlphaDEX(R) Fund         0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Energy AlphaDEX(R) Fund                   0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Financials AlphaDEX(R) Fund               0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Health Care AlphaDEX(R) Fund              0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Industrials/Producer Durables             0.70%          October 12, 2010         November 30, 2019
AlphaDEX(R) Fund
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Materials AlphaDEX(R) Fund                0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Technology AlphaDEX(R) Fund               0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Utilities AlphaDEX(R) Fund                0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Large Cap Core AlphaDEX(R) Fund           0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Mid Cap Core AlphaDEX(R) Fund             0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Small Cap Core AlphaDEX(R) Fund           0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Large Cap Value AlphaDEX(R) Fund          0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Large Cap Growth AlphaDEX(R) Fund         0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Multi Cap Value AlphaDEX(R) Fund          0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------
First Trust Multi Cap Growth AlphaDEX(R) Fund         0.70%          October 12, 2010         November 30, 2019
---------------------------------------------- ------------------- --------------------- ---------------------------